UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

December 23, 2009

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	Commission File Number	25-1435979
(state or other jurisdiction of incorporation or organization)	001-09718	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e).

On December 23, 2009, the Personnel and Compensation Committee of PNC’s Board of Directors made awards of long-term restricted stock to some of our executive officers, including all of our named executive officers, under our 2006 Incentive Award Plan. The terms of these long-term restricted stock awards are designed to comply with the requirements for long-term restricted stock imposed by the Interim Final Rule for TARP Standards for Compensation and Corporate Governance adopted by the U.S. Department of the Treasury.

The awards will vest provided that the grantee continues to perform substantial services for PNC for at least two years from the shares issuance date (subject to earlier vesting upon the grantee’s death or disability or in the event of a change of control of PNC). Also, the shares underlying the awards are subject to transfer restrictions, other than for tax withholding, until the later of the third anniversary of the shares issuance date and the date on which PNC repays its TARP obligations. Cash dividends on the restricted shares will also be forfeited if the shares are forfeited prior to vesting.

The awards were denominated in dollars; the number of shares for each such award will be calculated by dividing the dollar amount of the award by the reported closing price on the New York Stock Exchange of a share of PNC common stock on the shares issuance date. The shares issuance date will be the second business day after PNC publicly releases its earnings results for the fourth quarter and full year 2009. The amounts awarded to our named executive officers are as follows: James E. Rohr ($4,874,000); Richard J. Johnson ($1,257,000); Joseph C. Guyaux ($2,084,000); William S. Demchak ($4,093,000); and Timothy G. Shack ($1,391,000).

The form of agreement for awards of long-term restricted stock is attached hereto as Exhibit 10.64.

The Committee also adopted a form of agreement for awards of long-term stock that may be made under our 2006 Incentive Award Plan to other employees, including some of our executive officers, not currently subject to the TARP restrictions but who may become subject to such restrictions in the future. This Form of Agreement for long-term stock for certain other executives is attached hereto as Exhibit 10.65.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are listed on the Exhibit Index accompanying this Form 8-K and are filed herewith:

10.64	Form of Agreement for Long-Term Restricted Stock

10.65	Form of Agreement for Long-Term Stock for certain other executives

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: December 23, 2009	By:	/S/ SAMUEL R. PATTERSON
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

10.64	Form of Agreement for Long-Term Restricted Stock	Filed herewith

10.65	Form of Agreement for Long-Term Stock for certain other executives	Filed herewith

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